SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                              ---------------



                                  FORM 8-K



               Current Report Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934



                             December 31, 2001
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              Date of Report (Date of Earliest Event Reported)




                                 EXDS, Inc.
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           (Exact name of Registrant as specified in its charter)



       Delaware                       0-23795               77-0403076
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(State of Incorporation)      Commission file number)    (I.R.S. Employer
                                                          Identification No.)



                       2831 Mission College Boulevard
                       Santa Clara, California 95054
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        (Address of principal executive offices, including zip code)


                               (408) 346-2200
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            (Registrant's telephone number, including area code)






ITEM 5: OTHER EVENTS.

         Attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference are Monthly Operating Reports filed with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") by EXDS, Inc., f/k/a Exodus Communications Inc. (the "Company"), and each of the Company's Debtor Subsidiaries, EXDS (AISI),
Inc., f/k/a American Information Systems, Inc., EXDS (ASI), Inc., f/k/a
Arca Systems, Inc., EXDS (CTSI), Inc., f/k/a Cohesive Technology Solutions, Inc., EXDS (GCI), Inc., f/k/a GlobalCenter Inc., EXDS (GCHC), Inc., f/k/a GlobalCenter Holding Co., EXDS (KLI), Inc., f/k/a Keylabs, Inc., Planet,
Inc. and EXDS (SMI), Inc., f/k/a Service Metrics, Inc. (collectively, the "Debtor Subsidiaries"), on December 13, 2001 for the month ended October
31, 2001, on January 24, 2002 for the month ended November 30, 2001 and on March 29, 2002 (as amended and restated) for the month ended December 31, 2001. Copies of Summaries of Cash Accounts and certain disbursement information (related to a prior period) originally filed with the Bankruptcy Court as part of the Monthly Operating Reports have been omitted.

         The Company intends to file with the Securities and Exchange Commission additional Monthly Operating Reports as soon as practicable after such reports are filed with the Bankruptcy Court.

         THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. The Monthly Operating Reports are in a format prescribed by applicable bankruptcy laws, include only those entities listed above and do not present the total consolidated financial results of the Company and its domestic and foreign subsidiaries. The Monthly Operating Reports also contain information for periods different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). This information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in any Monthly Operating Report should not be viewed as indicative of future results.


ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.

              Not Applicable.

         (b)  Pro Forma Financial Information.

              Not Applicable.

         (c)  Exhibits.


Exhibit No.       Description of Exhibit

99.1 Monthly Operating Reports for the month ended October 31, 2001 of EXDS, Inc., f/k/a Exodus Communications Inc., EXDS (AISI), Inc., f/k/a American Information Systems, Inc., EXDS (ASI), Inc., f/k/a Arca Systems, Inc., EXDS
                  (CTSI), Inc., f/k/a Cohesive Technology Solutions, Inc., EXDS (GCI), Inc., f/k/a GlobalCenter Inc., EXDS (GCHC), Inc., f/k/a GlobalCenter Holding Co., EXDS (KLI), Inc., f/k/a Keylabs, Inc., Planet, Inc., and EXDS (SMI), Inc., f/k/a Service Metrics, Inc.

99.2 Monthly Operating Reports for the month ended November 30, 2001 of EXDS, Inc., f/k/a Exodus Communications Inc., EXDS (AISI), Inc., f/k/a American Information Systems, Inc., EXDS (ASI), Inc., f/k/a Arca Systems, Inc., EXDS
                  (CTSI), Inc., f/k/a Cohesive Technology Solutions, Inc., EXDS (GCI), Inc., f/k/a GlobalCenter Inc., EXDS (GCHC), Inc., f/k/a GlobalCenter Holding Co., EXDS (KLI), Inc., f/k/a Keylabs, Inc., Planet, Inc., and EXDS (SMI), Inc., f/k/a Service Metrics, Inc.

99.3 Amended Monthly Operating Reports for the month ended December 31, 2001 of EXDS, Inc., f/k/a Exodus Communications Inc., EXDS (AISI), Inc., f/k/a American Information Systems, Inc., EXDS (ASI), Inc., f/k/a Arca Systems, Inc., EXDS (CTSI), Inc., f/k/a Cohesive Technology Solutions, Inc., EXDS (GCI), Inc., f/k/a GlobalCenter Inc., EXDS (GCHC), Inc., f/k/a GlobalCenter Holding Co., EXDS (KLI), Inc., f/k/a Keylabs, Inc., Planet, Inc., and EXDS (SMI), Inc., f/k/a Service Metrics, Inc.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: April 1, 2002

                                          EXDS, INC.


                                          By:   /s/ Joseph Stockwell
                                              ------------------------------
                                              Name:  Joseph Stockwell
                                              Title: Chief Executive Officer



                               EXHIBIT INDEX

99.1 Monthly Operating Reports for the month ended October 31, 2001 of EXDS, Inc., f/k/a Exodus Communications Inc., EXDS (AISI), Inc., f/k/a American Information Systems, Inc., EXDS (ASI), Inc., f/k/a Arca Systems, Inc., EXDS
                  (CTSI), Inc., f/k/a Cohesive Technology Solutions, Inc., EXDS (GCI), Inc., f/k/a GlobalCenter Inc., EXDS (GCHC), Inc., f/k/a GlobalCenter Holding Co., EXDS (KLI), Inc., f/k/a Keylabs, Inc., Planet, Inc., and EXDS (SMI), Inc., f/k/a Service Metrics, Inc.

99.2 Monthly Operating Reports for the month ended November 30, 2001 of EXDS, Inc., f/k/a Exodus Communications Inc., EXDS (AISI), Inc., f/k/a American Information Systems, Inc., EXDS (ASI), Inc., f/k/a Arca Systems, Inc., EXDS
                  (CTSI), Inc., f/k/a Cohesive Technology Solutions, Inc., EXDS (GCI), Inc., f/k/a GlobalCenter Inc., EXDS (GCHC), Inc., f/k/a GlobalCenter Holding Co., EXDS (KLI), Inc., f/k/a Keylabs, Inc., Planet, Inc., and EXDS (SMI), Inc., f/k/a Service Metrics, Inc.

99.3 Amended Monthly Operating Reports for the month ended December 31, 2001 of EXDS, Inc., f/k/a Exodus Communications Inc., EXDS (AISI), Inc., f/k/a American Information Systems, Inc., EXDS (ASI), Inc., f/k/a Arca Systems, Inc., EXDS (CTSI), Inc., f/k/a Cohesive Technology Solutions, Inc., EXDS (GCI), Inc., f/k/a GlobalCenter Inc., EXDS (GCHC), Inc., f/k/a GlobalCenter Holding Co., EXDS (KLI), Inc., f/k/a Keylabs, Inc., Planet, Inc., and EXDS (SMI), Inc., f/k/a Service Metrics, Inc.